SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   -------------------------------------------
                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 13, 2003
                              ---------------------
                                (Date of Report)

                           REGMA BIO TECHNOLOGIES INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-30995                N/A
      ----------------          ----------------        -------------
(State or other jurisdiction  (Commission File No.)   (IRS Employer ID)
     of incorporation)

                                  4861 Cambridge St.
                            Burnaby, British Columbia
                                  Canada V5C 1H9
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                   (604) 622-6209
                                ------------------
              (Registrant's telephone number, including area code)
         ===============================================================



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ITEM 4. Change in Registrant's Certifying Accountant

On October 13, 2003, Regma Bio Technologies Limited (the "Company"), notified BDO Stoy Hayward, Chartered Accountants and Registered Auditors ("BDO"), its independent public accountant, that the Company was terminating their services, effective as of that date. The Company's Board of Directors approved such decision.

The reports of BDO Stoy Hayward on the financial statements of the Registrant for the past two fiscal years ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, or accounting principle but were modified so as to uncertainty related to the company's ability to continue as a going concern. During the two most recent fiscal years and the subsequent no disagreements with BDO on any matter of accounting principles or practices, financial interim period preceding October 13, 2003 (the date of termination), there were statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused disagreements in connection with their report on our financial statements for any such periods.

The Registrant requested BDO Stoy Hayward to furnish a letter addressed to the Securities and Exchange Commission stating whether or not BDO Stoy Hayward agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated October 17, 2003, is filed as
Exhibit  16.1  to  this  Form  8-K.

On October 13, 2003, the Company engaged Manning Elliott, Chartered Accountants ("Manning"), as its independent public accountants. The Company did not previously consult with Manning regarding any matter, including but not limited to:

o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

The Company elected to change auditors primarily due to the Company's management team now operating in North America and, as such, believed it was impractical to continue to use auditors based in the United Kingdom.

ITEM 7.

Exhibits

16. Letter from BDO Stoy Hayward, Chartered Accountants and Registered Auditors, dated October 17, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 17th day of October, 2003.




                                        REGMA BIO TECHNOLOGIES Limited

                                        BY:  /s/ David Rooke
                                             -----------------
                                             Dr. David Rooke, President and
                                             Chief Executive Officer